SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 15, 2009
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06 — MATERIAL IMPAIRMENTS
     On June 15, 2009, Ashford Hospitality Trust, Inc. (the “Company”), received notice that Extended Stay Hotels LLC (“ESH”) was seeking Chapter 11 bankruptcy protection from its creditors. The Company currently holds a $164 million mezzanine loan participation that is secured by interests in 681 hotels held by Extended Stay, which loan was initially scheduled to mature June 12, 2009, with three 1-year renewal options. Prior to Extended Stay’s bankruptcy filing, all payments on this loan were current; however, the Company anticipates that Extended Stay, through its bankruptcy filing, may attempt to impose a plan of reorganization which eliminates the Company’s investment. Accordingly, on June 17, 2009, the Company’s management concluded that it is likely that the ESH investment has been materially impaired and the Company will likely record a loss with respect to the investment. At this time, due to the uncertainty of actions that may be taken in bankruptcy, management is unable to determine the amount, if any, of impairment loss the Company may incur; however, management recognizes that the impairment loss could be up to the full amount of its investment, $109,271,840 as of March 31, 2009. Further, at this time, the Company is unable to estimate the amount of cash expenditures that the Company may incur in pursuing recovery of the ESH investment.
     Certain statements and assumptions in this Current Report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When the Company uses the words “may,” “anticipate,” “expect,” or similar expressions, the Company intends to identify forward-looking statements. Such forward-looking statements include, but are not limited to the impact of the event on the Company’s business and future financial condition and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.
     These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements included in this Current Report on Form 8-K are only made as of the date hereof. Investors should not place undue reliance on these forward-looking statements. The Company is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 18, 2009

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
General Counsel and Chief Operating Officer